Powering Protein Degradation for Tomorrow's Medicines



Cullgen Company Overview

November 2024

Forward-looking Statements

This presentation contains "forward-looking statements" within the meaning of the federal securities laws regarding the current plans, expectations and strategies of Cullgen Inc. and its subsidiaries ("Cullgen"), which statements are subject to substantial risks and uncertainties and are based on management's estimates and assumptions. All statements, other than statements of historical facts included in this presentation, are forward-looking statements, including statements concerning Cullgen's plans, objectives, goals, strategies, future events, or intentions relating to Cullgen's products and markets, the safety, efficacy and clinical benefits of Cullgen's product candidates, the anticipated timing and design of any planned and ongoing preclinical studies and clinical trials, Cullgen's research and development efforts, plans and objectives of management for future operations and future results of anticipated product development efforts, potential addressable market size and Cullgen's liquidity and capital resources and business trends. In some cases, you can identify forward-looking statements by terms such as "believe," "can," "could," "design," "estimate," "expect," "forecast," "intend," "may," "might," "plan," "potential," "predict," "objective," "should," "strategy," "will," "would," or the negative of these terms, and similar expressions intended to identify forward-looking statements. These statements involve known and unknown risks, uncertainties and other factors that could cause Cullgen's actual results to differ materially from the forward-looking statements expressed or implied in this presentation, in addition to those risks and uncertainties, such as the uncertainties inherent in the clinical drug development process, the regulatory approval process, the timing of any regulatory filings, the potential for substantial delays, the risk that earlier study results may not be predictive of future study results, manufacturing risks, and competition from other therapies or products.

Cullgen cannot assure you that it will realize the results, benefits or developments that it expects or anticipates or, even if substantially realized, that they will result in the consequences or affect Cullgen or its business in the way expected. Forward-looking statements are not historical facts, and reflect management's current views with respect to future events. Given the significant uncertainties, you should evaluate all forward-looking statements made in this presentation in the context of these risks and uncertainties and not place undue reliance on these forward-looking statements as predictions of future events. All forward-looking statements in this presentation apply only as of the date made and are expressly qualified in their entirety by the cautionary statements included in this presentation. Cullgen has no intention to publicly update or revise any forward-looking statements to reflect subsequent events or circumstances, except as required by law.

Cullgen obtained the data used throughout this presentation from its own internal estimates and research, as well as from research, surveys and studies conducted by third parties. Internal estimates are derived from publicly available information and Cullgen's own internal research and experience, and are based on assumptions made by management based on such data and its knowledge, which it believes to be reasonable. In addition, while Cullgen believes the data included in this presentation is reliable and based on reasonable assumptions, Cullgen has not independently verified any third-party information, and all such data involve risks and uncertainties and are subject to change based on various factors.

This presentation concerns a discussion of investigational drugs that are under preclinical and/or clinical investigation and which have not yet been approved for marketing by the U.S. Food and Drug Administration. They are currently limited by Federal law to investigational use, and no representations are made as to their safety or effectiveness for the purposes for which they are being investigated.

Overview of Cullgen and Pulmatrix Proposed Merger

Overview

- Cullgen Inc. (“Cullgen”) and Pulmatrix, Inc. ("Pulmatrix") (Nasdaq: PULM) have executed a definitive merger agreement
- Combined company will focus efforts on developing Cullgen’s leading pipeline of protein degradation product candidates

Transaction Summary

- Proforma ownership of combined company at closing:
  - Cullgen shareholders expected to own approximately 96.4%
  - Pulmatrix shareholders expected to own approximately 3.6%
- Pulmatrix stockholders will also receive a special cash dividend to the extent that Pulmatrix’s net cash at closing exceeds $2.5 million, subject to certain adjustments
- Transaction expected to close in 1H’25

Strong Balance Sheet

- Combined company expected to have approximately $65M in cash and cash equivalents upon closing
- These resources are expected to provide runway through 2026 and are expected to allow the combined company to potentially reach multiple significant value-driving catalysts including:
  - Completion of Dose Level 4 enrollment for the TRK program in solid tumors in Q1’25
  - Initiation of the Ph 1 trial for the GSPT1 program in hematologic malignancies in Q1’25
  - Data readout from the Ph 1a trial in Acute Post-Operative Pain at the end of Q3’25
  - Data readout from the Ph 2 POC trial in Post-Bunionectomy Pain at the end of Q1’26

Management & Board

- Existing Cullgen management team to lead the combined company
- The Cullgen Board of Directors will be supplemented by one representative of Pulmatrix.

Cullgen is Founded on a Targeted Protein Degradation (TPD) Technology Platform to Revolutionize Drug Discovery

Organization

~130 Employees

Facilities



San Diego
(HQ)



Shanghai
(wet labs, vivarium)
~60,000 sq ft

Core Technology

- Discovery of novel E3 ligands
- Targeting previously undruggable disease proteins
- Degrader-antibody conjugates (DAC)


cullgen
Powering Protein Degradation for Tomorrow's Medicines

Financing

- Raised $116M through Series C
- Cash runway through 2026

Robust Degrader Pipeline

- 6 announced programs with 5 in oncology and 1 in pain
- 3 programs in or about to initiate Phase 1 clinical trials

Recent Achievements

- Advanced TRK pain degrader to Phase 1
- Advanced DAC platform & identified 1st DAC program candidate

Near Term Goals

- Advance additional programs towards clinic
- Continue advancing degrader-antibody conjugate (DAC) platform

Leadership with Academic Excellence, Industry Achievement, Public Company Experience, and Entrepreneurial Success



Ying Luo, Ph.D.
Chairman and CEO
31 years of biotech experience. PhD from U. Connecticut. Management at Aviron, Clontech, and Rigel. Founded Shanghai Genomics and led GNI IPO (TSE 2160). >37 research articles and >20 patents.



Yue Xiong, Ph.D.
CSO
William R. Kenan Distinguished Professor, UNC Chapel Hill. Pew Scholar, AACR Gertrude B. Elion Cancer Research Award, AAAS fellow. >200 papers. Discovery of Cyclin D, CKD4, p21, and ROC1/2.



Thomas Eastling,
CFO
28 years experience in global health care, financial services and investment banking, with senior postings in New York, London, Tokyo and China. Previously CFO of GNI Group Ltd.

Board of Directors



Ying Luo, Ph.D.
Chairman



Yue Xiong, Ph.D.



Thomas Eastling



Jian Jin, Ph.D.



Frank Yan, Ph.D.



Cuiping (Trency) Gu, Ph.D.



Xiaogong Pan, Ph.D.

Cullgen Differentiation

Vision

Combining Our Pioneering Research and Innovation to Revolutionize Drug Discovery Through Our Proprietary uSMITE™ Platform



uSMITE platform: Discovery of multiple novel E3 ligands and development of degrader-antibody conjugate (DAC) technology



Robust therapeutic pipeline with a focus on high-value previously undruggable targets

Only two out of >600 human E3 ligases are used in TPD



Total E3 ligases: >600

Ligands reported: <20

Commonly used: 2

Dale et al (2021) *Nat Rev Cancer* PMID 34131295

Most cancer targets are undruggable non-enzymes


Enzyme
232 (37%)
Non-enzyme
395 (63%)

Total targets: 627

With a FDA drug: 37

Non-enzyme targets: 395

Behan et al (2019) *Nature* PMID 30971826

Overview of Cullgen R&D Pipeline



Cullgen R&D
Platform Technology
Discovery novel E3 ligands
E3A, E3B: Functional essential
E3G: Tumor enriched
Degrader-antibody conjugate (DAC)
Multiple active oncoprotein degraders
Multiple tumor-associated antigen (TAA)
Therapeutic Degraders
Target
Disease Indication
TRK
Solid Cancer
TRK
Acute & chronic pain
GSPT1
AML, MYC+ solid cancer
Epigenetic
Multiple solid cancers
Cell cycle
Multiple solid cancers
DNA repair
Multiple solid cancers
Non-enzyme target
Utilizing proprietary Cullgen E3 ligands
Clinical trial initiated
Partnered with Astellas
Degrader-antibody conjugate (DAC)

Therapeutic Pipeline

Target	Indication	Target selection	Hit discovery	Lead Optimization	PCC Selection	IND enabling	Phase I	Next Goal
TRK	Solid tumors							1
TRK	Acute and chronic pain							2
GSPT1	Leukemia and MYC+ cancers							3
Epigenetic Factor	Prostate, lung & bladder cancers							

Partnered with astellas

Target	Indication	Target selection	Hit discovery	Lead Optimization	PCC Selection	IND enabling	Phase I	Next Goal
Cell cycle	Breast cancer and multiple solid tumors							
DNA repair	Colon, ovarian and GI cancers							

- Non-enzyme target
- Utilizing proprietary Cullgen E3 ligands
- Clinical trial initiated
- Degrader-antibody conjugate (DAC)

1 - Enrollment to dose level 4 is anticipated to complete in Q1 2025

2 – Phase 1 dosing anticipated to commence in early Q1 2025

3 – Phase 1 dosing anticipated to commence in Q1 2025

TRK Degrader CG001419 for Oncology

Tropomyosin Receptor Kinases (TRKs) Are Receptors for Neurotrophins Including NGF

A. TRK signaling pathways


a
BDNF–BDNF
NGF–NGF
NT-3–NT-3
NT-4–NT-4
Neurotrophin homodimers
p75NTR TRKA TRKB TRKC
C1
LRR1–LRR3
C2
Ig1
Ig2
GTP
RAS
NF1
SOS
GAB1
GRB2
SHP2
SHC
FRS2
GAB1
GRB2
PI3K
p85
PIP3
PTEN
AKT
PDK1
mTORC2
mTORC1
S6K
4E-BP1
KD
PLCγ
DAG
IP3
PKC
RAF
MEK
ERK
• Differentiation
• Survival

B. Activation of TRK in multiple solid tumors


Cancers enriched for TRK fusions
Frequency >90%
Cancers harbouring TRK fusions at lower frequencies
5% to 25%
<5%
Adult cancers
High-grade glioma
MASC
Head and neck cancer
Thyroid cancer
Sarcoma
Acute lymphoblastic leukaemia, acute myeloid leukaemia, histiocytosis, multiple myeloma and dendritic cell neoplasms
Lung cancer
Breast cancer
Secretory breast carcinoma
Gastrointestinal stromal tumour (pan-negative)
Cholangiocarcinoma
Renal cell carcinoma
Pancreatic cancer
Melanoma
Colorectal cancer
Spitzoid tumours
Paediatric cancers
High-grade glioma
Papillary thyroid cancer
Secretory breast carcinoma
Infantile fibrosarcoma
Cellular and mixed congenital mesoblastic nephroma

Cocco, Scaltriti & Drilon (2018) *Nat Rev Clin Oncol* PMID: 30333516

C. Target product profile for TRK degrader

Indication	Solid tumors with NTRK gene alterations
Market size	• Fusion, .25-.3% of all solid tumors (Solomon et al [2020] *Mod Pathol* PMID: 31375766) • Mutation, amplification and overexpression, ~14% of all tumors (Okamura et al [2018] *JCO Precis Oncol.* PMID: 30637364)
Current SOC & options	TRK inhibitors after r/r from SOC per tumor type • Entrectinib • Larotrectinib • Repotrectinib (second generation)
Unmet clinical needs	• 50% progression within 12 months • Development of kinase inhibitor resistant mutations • No approved therapy for NTRK amplification & overexpression
Clinical position	• r/r NTRK gene fusion tumors • r/r TRK kinase inhibitor resistance • Solid tumors with TRK amplification
Biomarker	NTRK fusion & overexpression
Planned Proof-of-concept study	• Phase 2, basket study with multiple tumor types • Primary endpoint: Objective response rate (ORR)

CG001419 Is Active and Well Tolerated Against Oncogenic TRKA Fusion and Drug-Resistant Mutants in Preclinical Studies

A. Hits discovery



GI50 (nM)
100
10
1
0 10 20 30 40 50 60 70 80 90 100
Target degradation (%)

B. 28-day repeated oral administration of CG001419 had marginal impact on body weight



ICR mouse (n=90)
Relative body weight
Days after the first dose
Vehicle
8 mg/kg, po, bid
40 mg/kg, po, bid
200 mg/kg, po, bid
Beagle dogs (n=10)
Relative body weight
Days after the first dose
Vehicle
4 mg/kg, po, bid
12 mg/kg, po, bid
40 mg/kg, po, bid

C. CG001419 effectively inhibits TRK-fused tumors in vivo



KM12 xenografts
Tumor volume (mm3)
Days after treatment initiation
Vehicle,po,bid
Entrectinib,15 mg/kg, po, qd
CG001419, 1 mg/kg, po, bid
CG001419, 3 mg/kg, po, bid
CG001419, 10 mg/kg, po, bid
CG001419, 30 mg/kg, po, bid
Patient-derived xenografts
Tumor volume (mm3)
Days after treatment initiation
Vehicle,po,bid
Entrectinib,15 mg/kg, po, qd
CG001419, 3 mg/kg, po, bid
CG001419, 10 mg/kg, po, bid
CG001419, 30 mg/kg, po, bid

D. CG001419 overcomes drug resistance



KM12 (TPM3-TRKAG595R)
Cell viability (%)
Compounds (M)
CG001419, IC50=29 nM
Entrectinib, IC50=836 nM
Repotrectinib, IC50=28 nM

Clinical Development of CG001419 for Cancer

Phase 1a Dose Escalation → **Phase 1b Dose Expansion** → **Phase 2 Basket Trial**



"3+3"

- 200 mg QD, n =3~6
- 200 mg BID, n=3~6
- 400 mg QD, n=3~6
- 800 mg QD, n=3~6

→ RDE →

- Dose #1, n=6~12
- Dose #2, n=6~12

→ R2PD →

- Group 1: NTRK fusion w/o prior TRK-TKI
- Group 2: NTRK fusion failed prior TRK-TKI
- Group 3: NTRK point mutations
- Group 4: NTRK gene amplification or overexpression

Future Data Points

- Enrollment to dose level 4 is anticipated to complete in early Q1 2025. Ten patients have been dosed thus far with no observed DLTs, treatment-related SAEs or grade ≥3 treatment related AEs.
- Enrollment to dose expansion portions is anticipated to complete late Q4 2025.

Summary of CG001419 for Cancer

- **Positioning**
  - First-in-Class, selective, clinically active oral TRK degrader for the treatment of adult cancer patients with *NTRK* gene abnormalities
  - Potential use in cancer patients with *NTRK* gene fusion who acquire resistance to prior TRK kinase inhibitors via *NTRK* mutations
  - Exploratory study in cancer patients with *NTRK* amplification, overexpression and point mutations

- **Clinical Strategy**
  - A rational, step-wise, biomarker-driven phase 1/2 study design with expansion cohorts to provide early efficacy readout and assess the safety, PK and PK/PD relationships in selected tumors
    - If successful, expected accelerated regulatory pathway toward early approval, including breakthrough designation
    - Early incorporation of biomarker strategy supports development of precision treatment and associated companion diagnostic (CDx)

TRK Degrader CG001419 for Pain

Opioid Crisis Created an Urgent Unmet Medical Need and Significant Market for Pain Management

A. Three waves of opioid overdose deaths in the US


81,806 people died from drug overdoes in 2022
>10 million people misused opioid each year
Deaths per 100,000
Any Opioid
Other Synthetic Opioids
(e.g., Tramadol or Fentanyl, prescribed or illicitly manufactured)
Commonly Prescribed Opioids
(Natural & Semi-Synthetic Opioids and Methadone)
Heroin
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016
2017
2018
2019
2020
2021
Wave 1: Rise in Prescription Opioid Overdose Deaths Started in the 1990s
Wave 2: Rise in Heroin Overdose Deaths Started in 2010
Wave 3: Rise in Synthetic Opioid Overdose Deaths Started in 2013
SOURCE: National Vital Statistics System Mortality File.

B. Short-term opioid use leads to long-term dependence


1-year probability
3-year probability
N = 1,294,247
Probability of continuing use (%)
Days' supply of first opioid prescription

Conclusion:
"The largest increments in probability of continued use were observed after the fifth and thirty-first days on therapy"
Shah et al. (2017) *CDC MMWR*
PMID:28301454

C. No non-NSAID non-opiate analgesics approved in the last 25 years for acute pain


Meloxicam
NSAID (2000)
Diclofenac potassium soft gelatin
NSAID (2009)
Celecoxib tramadol co-crystal,
NSAID + opiate (2021)
Tapentadol
Opiate (2008)
Bupivicaine liposome
Local surgical site administration (2011)
Bupivicaine liposome
Label extension nerve block (2023)

Generated Internally, Cullgen Inc

D. Pain Management is a multi-billion dollar market


$ 81.15
$ 84.07
$ 87.18
$ 90.49
$ 94.02
$ 97.79
$ 101.79
$ 106.07
$ 110.63
$ 115.50
$ 120.16
2023
2024
2025
2026
2027
2028
2029
2030
2031
2032
2033

Source: https://www.precedenceresearch.com/pain-management-drugs-market

The Role for the NGF-TRKA Pathway in Nociception and Analgesia Has Been Validated in Humans

A. Injection of NGF into human muscle causes long-lasting hyperalgesia



Pressure Allodynia
Percentage
Area (cm²)
100
75
50
25
0
28
24
20
16
12
8
4
0
○ = NGF
* = saline
-2 -1 0 3 hr 1 3 7 14 21 28
Days

Dyck et al (1997) *Neurol* PMID: 9040746

B. TRKA mutation in humans causes congenital insensitivity to pain and anhidrosis (CIPA)



I
J
K
L

Indo et al (1996) *Nat Genet.* PMID: 8696348
Echaniz-Laguna et al (2021) *Neutogenetics*, PMID: 34405299

C. Anti-NGF reduces the pain and improves the function of joint



A Patient's Assessment of Knee Pain while Walking
Dose 1
Dose 2
Mean Change from Baseline over Weeks 1–16
Placebo −15.5±2.6
Tanezumab, 10 μg/kg −32.1±2.5
Tanezumab, 25 μg/kg −36.0±2.5
Tanezumab, 50 μg/kg −31.0±2.6
Tanezumab, 100 μg/kg −42.5±2.5
Tanezumab, 200 μg/kg −45.2±2.6
Change from Baseline
0
−10
−20
−30
−40
−50
−60
0 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16
Week
B Patient's Global Assessment of Response
Dose 1
Dose 2
Mean Change from Baseline over Weeks 1–16
Placebo 9.2±1.8
Tanezumab, 10 μg/kg 16.3±1.7
Tanezumab, 25 μg/kg 23.6±1.6
Tanezumab, 50 μg/kg 17.5±1.7
Tanezumab, 100 μg/kg 23.7±1.6
Tanezumab, 200 μg/kg 21.0±1.7
Change from Baseline
30
20
10
0
0 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16
Week

Lane et al. (2010) *NEJM* PMID: 20942668

Clinical Development of CG001419 for Acute Post-Operative Pain

Phase 1a Dose Escalation, IND Enabling

Phase 2 Proof-of Concept Trials*



Part A: Single Ascending Dose
Dosing on Day 1
Cohort A (12.5 mg)
Cohort B (25 mg)
Cohort C (50 mg)
Cohort D (100 mg)
Cohort E (200 mg)
Cohort F (50 mg)
Cohort G (100 mg)
Cohort H (200 mg)
Part B: Multiple Ascending Dose
Dosing on Day 1 to Day 7
RP2D
Cohort C: Food Effect
Cohort C (50 mg) Fasting
4 days washout
Cohort C (50 mg) Fed
Dose Day 1
Dose Day 5
= Dosing
2

(1) Post-bunionectomy – Randomized placebo controlled

(2) Post-abdominoplasty – Randomized placebo controlled

Dosing: QD for maximum of 7 days

Future Data Points

- Phase 1 dosing anticipated to commence in early Q1 2025 with an anticipated enrollment completion date of early Q3 2025. The data readout from the trial is expected at the end of Q3 2025.
- A pre-IND meeting will be planned simultaneously for the end of Q3 2025, with initiation of the Phase 2 bunionectomy study in Q4 2025.
- The Phase 2 bunionectomy trial anticipated complete enrollment in early Q1 2026, followed by a data readout at the end of Q1 2026.

* Subject to regulatory alignment

CG001419: A Potential First in Class Non-Opioid Medicine for Treatment of Pain

	Opioids	NSAIDs	VX-548	LTG-001	CG001419
Safe	Risk of developing dependency, GI issues	GI issues, headache, dizziness	✓	✓	✓ **Preclinical Studies**
Effective	✓	Moderate	Moderate	TBD	✓ **Preclinical Studies**
MOA	Neuron hyperpolarization	COX inhibitor	Nav1.8 inhibitor First-in-class	Nav1.8 inhibitor Fast-follower	TRK degrader First-in-class
Non-Addictive	Rapid onset of addictive potential (< 5 – 14 days)	✓	✓	✓	✓
Phase	Approved	Approved	NDA Accepted	Phase 1 Complete	Phase 1 FPI in December 2024

a) Opiods: https://www.fda.gov/media/131026/download https://www.ncbi.nlm.nih.gov/books/NBK546642/
b) NSAIDs: https://www.accessdata.fda.gov/drugsatfda_docs/label/2010/018766s015MedGuide.pdf https://pmc.ncbi.nlm.nih.gov/articles/PMC3813081/
c) Vertex: Vertex website, press releases and filings
d) Latigo: Latigo website and press releases

Summary of CG001419 for Pain

- **Rationale**
  - The opioid crisis created an urgent unmet medical need and significant market for non-addictive analgesics. Short-term opioid use leads to long-term dependence. Additionally, no non-NSAID, non-opiate analgesics have been approved in the last 25 years for acute pain
  - The role for the NGF-TRKA pathway in nociception and analgesia has been validated in humans
- **Positioning**
  - First-in-class TRK degrader as an analgesic for acute and chronic pain
  - Potential for differentiation in efficacy and safety from NSAIDs and opioids
- **Clinical Strategy**
  - Rational, mechanism-based selection of indications & target populations
  - Early study in acute, post-surgical pain
  - Objectives: 1) magnitude and time course of CG001419 analgesia
2) safety of CG001419 compared to NSAIDs and opioids
3) lowering the risk of chronic post-surgical pain
  - Initial focus on acute pain with subsequent plans to expand to chronic pain
- **Clinical Development Plan**
  - Healthy volunteers for PK and safety in phase 1a in Australia
  - Patients with acute, post-bunionectomy pain as a POC in Phase 2
  - Phase 2 for efficacy and safety vs. placebo in acute post-bunionectomy and post-abdominoplasty pain in the US
  - Long-term follow-up for evaluating the rate of chronic post-surgical pain

GSPT1 Degrader CG009301 for Oncology

Estimation of Therapeutic Window and Targeted Product Profile for CG009301

A. Rationale of targeting GSPT1 for cancer



GTP
GSPT1
60S
eRF1
CAG
UAA
40S
GTP Hydrolysis
GDP
GSPT1
60S
eRF1
CAG
UAA
40S
Peptide Release
GDP
GSPT1
60S
eRF1
CAG
UAA
40S

- GSPT1 (also known as eRF3) is a small GTPase and a translation termination factor that, in partnership with eRF1, promotes the release of nascent peptides when a ribosome reaches a stop codon
- Degradation of GSPT1 results in stop-codon readthrough and accumulation of misfolded proteins, triggering the activation of integrated stress response (ISR)
- Leukemia stem cells are particularly sensitive to GSPT1 depletion
- GSPT1 depletion reduces MYC family proteins and suppresses some MYC-dependent solid cancers

B. Estimation of therapeutic window for CG009301

Minimum efficacious dose	Human equivalent dose	Human daily dose (60 kg)
0.5 mpk/qd	0.04 mpk/qd	2.4 mg/qd
NOAEL in dogs	**Human equivalent dose**	**Human daily dose (60 kg)**
0.1 mpk/qd (F) 0.4 mpk/qd (M)	0.056 mpk/qd (F) 0.22 mpk/qd (M)	3.3 mg/qd (F) 13.3 mg/qd (M)
Estimated therapeutic window for 28-day dosing schedule: 1.4 (F)/5.6 (M)		
Estimated therapeutic window for 7-day dosing schedule: > 14 (F+M)		

C. Target product profile

Indication	Relapsed/Refractory AML and HR-MDS, and ALL
Patient Population	Estimated in the US for 2024 by American Cancer Society • AML: ~20,800 new cases, 11,220 mortality • MDS: ~10,000 new cases, 30% with HR-MDS which has mOS of 9-20 months • ALL: ~6,500 new cases, 1330 mortality Estimated from The Cancer Genome Atlas (TCGA) • MYC-amplified solid tumors: 28% (Schaub et al [2018] *Cell Syst* PMID: 29596783)
Current SOC (US)	• Chemotherapy • Azacitidine/venetoclax • Targeted therapy (FLT3i [gilteritinib], IDHi [ivosidenib, enasidenib, olutasidenib])
Unmet Medical Needs	• Rapid drug resistance • Poor prognosis in R/R AML (mOS 6-12 months) • 1-yr survival 20% with salvage chemotherapy • 1-yr survival <40% with gilteritinib and < 40% with ivosidenib/enasidenib in targetable subsets • Side effects
Clinical Position	R/R AML, HR-MDS, and ALL. Potentially R/R MYC-driven tumors.
Biomarker	Not applicable in hematological malignancies. Solid tumors with MYC O/E.
Planned Proof-of-concept Study	Phase 2 in selected hematological malignances

CG009301 Induces Rapid Tumor Regression in Leukemia and Solid Tumor Models

A. CG009301 strongly degrades GSPT1

Compound	CG9301							
Cell line	MOLM-16 (IC_{50} = 0.3 nM)							
Conc. nM	0	0.07	0.2	0.6	1.9	5.6	16.7	50
Lane	1	2	3	4	5	6	7	8


GSPT1
CMYC
β-actin

C. CG009301 orthotopic AML model


Positive control: Venetoclax + 5'-azacitidine
hCD33+CD45+ (%)
40
30
20
10
0
Vehicle
Positive control
Low-dose
Mid-dose
High-dose
Day 0 Blood
Day 7 Blood
Day 14 Blood
Day 21 Blood
Day 21 Spleen

B. CG009301 inhibits multiple cancer types in vitro and in xenograft tumor models


IC50 of CG009301 (nM)
1000
100
10
1
0.1
Leukemia
Prostate
SCLC


MOLM-16 (AML)
Tumor volume (mm3)
2000
1500
1000
500
0
0
5
10
Days after treatment initiation
Vehicle
CG9301, low dose
CG9301, medium dose
CG9301, high dose


CRPC xenograft tumors
Tumor volume (mm3)
1500
1000
500
0
0
5
10
15
Days after treatment initiation
Vehicle
CG9301, low dose
CG9301, high dose


SCLC xenograft tumors
Tumor volume (mm3)
2500
2000
1500
1000
500
0
0
5
10
15
Days after treatment initiation
Vehicle
CG9301, low dose
CG9301, high dose

Clinical Development of CG009301 in Patients with Recurrent or Refractory Hematologic Malignancies



Dose Escalation Stage
Dose Expansion Stage*
Phase 2*
10 mg QD, n=3~6
8.25 mg QD, n=3~6
6.50 mg QD, n=3~6
5.00 mg QD, n=6~12
3.50 mg QD, n=6~12
2.50 mg QD, n=3~6
1.60 mg QD, n=3~6
1.00 mg QD, n=3
0.50 mg QD, n=1
0.25 mg QD, n =1
BOIN Design
Accelerated Titration
IV Dosing D1-D7, Q28D cycles
RDE
Dose #1, n=9~18
Dose #2, n=9~18
RP2D
(1) R/R AML or
(2) HR-MDS or
(3) R/R ALL

Future Data Points

- Phase 1 dosing anticipated to commence in Q1 2025.

* Subject to regulatory alignment

Summary of CG009301 for Cancer

- Survival of AML patients has not significantly improved over the past three decades. The AML market size is growing in line with the aging population.
- CG009301 is a clinically active and selective GSPT1 degrader that demonstrates strong anti-tumor activity in pre-clinical leukemia models.
- CG009301 possesses a therapeutic index > 14 if dosed for no longer than 7 consecutive days (on a 28-day cycle). The drug will be administered intravenously.
- IND allowed by the China CDE in October 2024.
- The Phase 1 trial in patients with refractory hematologic malignancies will initiate in dosing in Q1 2025. The expansion cohorts will focus on R/R AML, HR-MDS and ALL patients with hopes of identifying the optimal cohort for subsequent Phase 2 testing.
- The Phase 1a/1b data will be submitted as the basis for an IND application to conduct the Phase 2 studies in the chosen disease population in the US.

uSMITE™ Platform

Discovery of Novel E3 Ligands Represents Significant Opportunities for Targeted Protein Degraders


POI
E3 ligase
POI
E3 ligase
Ub
Ub
Ub
POI


E3 ligases in human cells:
>600
Reported E3 ligands:
~ 20
E3 ligases used
in clinical TPD: 2
1
E3 ligand used in
orally active TPD

Dale et al (2021) *Nat Rev Cancer* PMID 34131295

Targeted protein degradation (TPD) allows:

- Higher efficacy due to catalytic mechanism
- Targeting previously undruggable proteins
- Tissue selective delivery of drug activity

uSMITE^{TM} platform is designed to:

- Expand E3 ligand toolbox to target proteome
- Reduce drug resistance
- Achieve desired tissue delivery to reduce toxicity


Cullgen E3 Ligand Discovery Pipeline
E3 Selection
E3 binders discovery
Lead optimization
Functional validation
E3A
Broadly Expressed & Functionally Essential
E3B
Broadly Expressed & Functionally Essential
E3G
Tumor-Enriched Expression

Discovery of Functional Ligands for E3 Ligase B (E3B)

A. Two Scaffolds of Cullgen E3B Ligands Discovered and Confirmed by X-ray Co-Crystal Structure

CG-DF-555 (from Scaffold 1)
- HTRF IC50: 46 nM
- SPR (Kd): 110 nM
- DSF (100uM): +21 °C
- Solubility: 173 uM



CG-DF-231 (from Scaffold 2)
- HTRF IC50: 4.7 uM
- SPR (Kd): 19uM
- DSF (100uM): +5.5 °C
- Solubility: 147 uM



B. Ternary complex in a Protein-of-Interest (POI)- and E3B ligand-dependent manner


Normalized TR-FRET signal
25
20
15
10
5
0
10^{-9} 10^{-8} 10^{-7} 10^{-6} 10^{-5} 10^{-4}
Degrader (M)
Degrader only
Compete with POI binder


Normalized TR-FRET signal
25
20
15
10
5
0
10^{-9} 10^{-8} 10^{-7} 10^{-6} 10^{-5} 10^{-4}
Degrader (M)
Degrader only
Compete with E3B ligand

C. Targeted degradation of multiple substrates


Percentage Degraded
125
100
75
50
25
0
Target A
Target B
0nM
10nM
30nM
100nM
300nM

Discovery of Ligands for E3 Ligase G (E3G)

A. E3G expression is enriched in many tumor types


E3G
Median expression
Log2 (TPM+1)
5
4
3
2
1
0
Normal
Tumor
MDM2
Median expression
Log2 (TPM+1)
6
4
2
0
Normal
Tumor

TCGA tumor types

BRCA, CESC, CHOL, COAD, ESCA, GBM, HNSC, KICH, KIRC, KIRP, LIHC, LUAD, LUSC, PAAD, PCPG, PRAD, READ, SARC, SKCM, STAD, THCA, THYM, UCEC

B. E3G structure by cryo-EM and ligand discovery



CG016383

- Spectral shift: 54 nM
- MST (Kd): 41 nM
- NanoDSF (10uM/100uM): +2.1/5.1 °C
- Solubility: 123 uM

Degrader-Antibody Conjugates (DACs) Combine the Advantages of ADCs and TPD and Represent the Next-Generation of ADCs



TPD
(Targeted protein degradation)
ADC
(Antibody drug conjugate)
DAC
(Degrader antibody conjugate)
POI
E3 ligase
POI
E3 ligase
Ub
Ub
Ub
POI

Modality	ADCs	TPD	DAC
Mechanism of Delivery	Intravenous	Oral or IV	Intravenous
Payload	Indiscriminate	**Tumor target selective**	**Target selective**
Tumor Selective Delivery	**Tumor cell selective**	Depends on E3	**Cell selective**
Ability to Reduce Off Target Toxicity	No	Depends on E3	Yes

Cullgen Has Discovered Clinically Active Degraders Targeting Multiple Different Proteins Suitable as Payloads for DACs

Target	DC_{50} (nM)	IC_{50} (nM)
TRK	< 1	2.3
GSPT1	< 1	0.1
Cell Cycle (b)	< 1	0.2 - 1
Cell Cycle (a)	< 1	0.1 -10
Epigenetic	< 1	0.002 – 0.12
DNA Repair	< 10	6 - 13
Signaling pathway	< 1	n.A

Epigenetic target
IC50: 0.02 – 0.17 nM



CG11496
22Rv1 (IC_{50}=0.12 nM)
LnCaP (IC_{50}=0.17 nM)
VCaP (IC_{50}=0.002nM)
Cell viability (%)
Compounds (M)

Signaling pathway target
DC50: 0.02 – 0.4 nM



MOLT-4
CG18701 DC50=0.4nM
CG19005 DC50=0.02nM
CG17595 DC50=0.4nM
Protein level(%)
Compounds (nM)

Cell cycle target (b)
IC50: 0.2 – 1 nM



CG018114
Normal
HK-2
Dependent
KURAMOCHI
OVCAR3
Cell viability (%)
Compound M

Cell cycle target (a)
IC50: 0.1 – 10nM



CG011854
IC_{50} (nM), log scale
Breast
NSCLC
Pancreatic

DNA repair target
IC50: 6 – 13 nM



CG019978
HT29 (MSS, IC_{50}=4220nM)
KM12 (MSI-H, IC_{50}=13nM)
SW48 (MSI-H, IC_{50}=6nM)
Cell viability (%)
Compound [M]

DACs Combine the Advantages of TPD and ADCs

A. DAC inhibits prostate tumor cell growth *in vitro*


Antigen positive cells
Cell viability (%)
Compounds (M)
Naked antibody (IC50: > 1uM)
Linker-degrader (IC50: 24.25 nM)
Degrader (IC50: 0.08nM)
DAC (IC50: 0.08 nM)


Antigen negative cells
Cell viability (%)
Compounds (M)
Naked antibody (IC50: > 1uM)
Linker-degrader (IC50: 103 nM)
Degrader (IC50: 0.61 nM)
DAC (IC50: 138 nM)

B. DAC inhibits prostate tumor growth in mice


Tumor Volume (mm3)
Days after treatment initiation
Body Weight (g)
Days after treatment initiation
Vehicle (iv, qw2)
DAC (10 mpk, iv, qw2)

Cullgen Has Developed Strong Platforms for Targeted Protein Degradation

- Cullgen has developed a robust pipeline of therapeutic degraders, six of which have been announced. This includes two that are currently in human clinical trials, several that target non-enzyme proteins, and several which utilize Cullgen's novel E3 ligands.

- Of the estimated 600 E3 ligase proteins, many are preferentially or restrictively expressed in selective tissues or subcellular compartments, offering an unprecedented opportunity to discover novel E3 ligands for selectively delivering drug products.

- The major challenge for discovering novel E3 ligands is to select the 'right' E3 ligase and target the 'right pocket'. Guided by the viral-hijacking theory, Cullgen has successfully developed multiple novel E3 ligands recruiting different E3 ligases.

- Taking advantage of our newly discovered E3 ligands, Cullgen has developed a high-throughput platform enabling the synthesis and screening of >100 degraders/day and has targeted multiple previously undruggable cancer proteins.

- Cullgen's proof-of-concept studies on degrader-antibody conjugates (DAC) demonstrate the feasibility and advantages of combining ADC delivery and TPD.